                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 April 2, 1997


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)





     NEW JERSEY                     1-1-432                      22-2429994
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   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)                 Identification
   incorporation)                                              Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  908-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Former name or former address, if changed from last report)



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                                     - 2 -

    Item 5. Other Events
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        Roberts Pharmaceutical Corporation, through its wholly owned subsidiary Roberts Laboratories Inc., has received an exclusive license from Pfizer Inc. to develop and market Sampatrilat, a novel new compound to treat essential hypertension and congestive heart failure. The agreement provides for transfer of data and assignment of patent rights to Roberts from Pfizer.

        Sampatrilat incorporates, in a single substance, two different but complimentary modes of activity. It is a potent inhibitor of angiotensin converting enzyme (ACE) and therefore offers benefits of ACE inhibitors such as captopril. Sampatrilat also inhibits neutral endopeptidase which, in turn results in an elevation of atrial natriuretic factor (ANF), the body's own natural diuretic. This dual mode of activity may offer patients and managed care providers the potential advantages of a treatment regime involving fewer drugs, reduced risks, and lower costs in comparison to existing therapies.

        Today, treatment of uncomplicated essential hypertension follows a step therapy paradigm with the initial treatment usually being an ACE inhibitor. However, normalization of blood pressure may require the addition of a second drug, generally a diuretic, in combination with the ACE inhibitor.
This type of step therapy, involving two and sometimes three drugs, can have consequences in the form of side effects that include the separate and additive adverse reactions of the different products.

        Diuretics commonly employed with ACE inhibitors can produce side effects that include potassium depletion, gout, elevated blood lipids, and abnormalities in sugar metabolism. Because ANF is a natural diuretic that does not possess these properties, the use of Sampatrilat in hypertension or heart failure patients may confer, through the administration of a single drug, all the advantages of a pure ACE inhibitor with the addition of greater natriuresis (sparing the use of diuretics).

        The Company noted that this is their second strategic alliance, in the past few months, with a major pharmaceutical company for development of compounds representing significant new therapeutic potentials for very large markets.


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                                    - 2 -

                                     ROBERTS PHARMACEUTICAL CORPORATION
                                     ----------------------------------
                                                (Registrant)


   Date: April 8, 1997               By: /s/ Anthony A. Rascio
                                         ---------------------
                                         Anthony A. Rascio
                                         Vice President